                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Pacific Opportunities Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.32%	17.73%	.39%	-3.46%
Class B	9.35%	16.76%	-.41%	-4.23%
Class C	9.44%	16.83%	-.37%	-4.20%
MSCI All Country Asia Free (excluding Japan) Index+	9.81%	20.18%	.83%	-2.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 11.95	$ 11.69	$ 11.71
10/31/03	$ 10.90	$ 10.69	$ 10.70
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .07	$ —	$ —

Class A Lipper Rankings — Pacific Ex Japan Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	60	45
3-Year	26	of	51	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Pacific Opportunities Fund — Class A [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,398	$15,378	$9,612	$6,625
	Average annual total return	3.98%	15.43%	-.79%	-4.03%
Class B	Growth of $10,000	$10,635	$15,718	$9,698	$6,488
	Average annual total return	6.35%	16.27%	-.61%	-4.23%
Class C	Growth of $10,000	$10,944	$15,946	$9,818	$6,509
	Average annual total return	9.44%	16.83%	-.37%	-4.20%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$10,981	$17,357	$10,423	$8,094
	Average annual total return	9.81%	20.18%	.83%	-2.09%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class S	10.62%	18.01%	.68%	-3.19%
Class AARP	10.71%	18.10%	.70%	-3.18%
MSCI All Country Asia Free (excluding Japan) Index+	9.81%	20.18%	.83%	-2.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 12.04	$ 12.03
10/31/03	$ 10.98	$ 10.98
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .10	$ .10

Class S Lipper Rankings — Pacific Ex Japan Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	60	43
3-Year	25	of	51	49
5-Year	32	of	41	77
10-Year	15	of	16	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund — Class S [] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,062	$16,436	$10,346	$7,229
	Average annual total return	10.62%	18.01%	.68%	-3.19%
Class AARP	Growth of $10,000	$11,071	$16,472	$10,355	$7,235
	Average annual total return	10.71%	18.10%	.70%	-3.18%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$10,981	$17,357	$10,423	$8,094
	Average annual total return	9.81%	20.18%	.83%	-2.09%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,024.90	$ 1,020.90	$ 1,020.90	$ 1,024.70	$ 1,026.40
Expenses Paid per $1,000*	$ 10.28	$ 14.03	$ 14.05	$ 9.17	$ 8.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,015.05	$ 1,011.32	$ 1,011.30	$ 1,016.15	$ 1,016.35
Expenses Paid per $1,000*	$ 10.23	$ 13.97	$ 13.98	$ 9.13	$ 8.93

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Pacific Opportunities Fund	2.01%	2.76%	2.76%	1.80%	1.76%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Pacific Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pacific Opportunities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Ernie Tam

Vice President of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 2003 and the fund in 2004.

Previous experience includes seven years at Baring Asset Management focusing on Pacific emerging markets and Anglo-Chinese corporate finance.

MBA, Loyola University.

Lilian Pang

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2004.

Previous experience includes responsibility for Chinese equities, including Hong Kong and Taiwan; and four years of experience as an investment analyst for private equities in northeast Asia for Government of Singapore Investment Corporation.

MBA, University of Edinburgh.

In the following interview, Lead Portfolio Manager Ernie Tam and Portfolio Manager Lilian Pang discuss Scudder Pacific Opportunities Fund's strategy and the market environment during the 12-month period ended October 31, 2004. Mr. Tam and Ms. Pang took over the fund's management duties on June 25, 2004.

Q:  What factors affected the performance of the Asian markets during the annual period?

A:  Stocks in Asia produced high single-digit returns during the past year, a period that can be separated into three distinct phases:

Phase One (November 2003-February 2004): The investment backdrop was favorable for Asian equities during this time. Global investors were encouraged by positive underlying trends in the world markets, such as improving global growth, strong corporate earnings and a low interest rate environment. In addition, the entire Asia region benefited as market participants looked for ways to capitalize on China's stellar economic growth.

Phase Two (March-June 2004): The Asian market rally paused during the spring months as investors assessed a variety of factors. Concerns about economic growth developed due to fear of interest rate hikes in the United States, which coincided with the announcement of austerity measures by the Chinese government to cool its potentially overheating economy. Investors in Asia also had to contend with surprising election results from India, where the strength of the socialist party raised fears that the process of economic reform could be derailed. Rising oil prices also were a factor. Although higher energy costs are seen as being harmful to markets worldwide, Asia is particularly sensitive to these concerns because the region as a whole is a net importer of oil and gas.

Phase Three (July-October 2004): Asian stocks produced steady gains over the final four months of the period. Concerns about the effects of interest rate hikes in the United States abated as the American economy hit a soft patch. This was a very important development, since the Asian markets are highly sensitive to US interest rate movements.1 Investors' fears about slowing growth in China also were allayed, as the country continued to report strong economic numbers. The strong gains registered during this time returned the region's markets close to the level at which they stood before the spring sell-off, allowing the asset class to finish the full period with a solid gain.

1 Low interest rates help spur stronger economic growth in the United States, a key trading partner for Asia. Low rates also cause investors to sell fixed-income investments and seek gains in higher-risk asset classes such as Asian equities.

Q:  The topic of China's economic growth has received a great deal of attention. What is your view?

A:  China's economy is growing at a blistering pace. It is important to keep in mind, however, that growth that is too fast can have harmful effects, such as inflation. China's government therefore took steps to cool growth in certain sectors by ordering banks to curtail their lending. These efforts did take a small bite out of the reported growth numbers: Third-quarter gross domestic product growth was 9.1% (year-over-year), versus 9.5% in the second quarter. But on an absolute basis, 9.1% is still an impressive number. Consequently, the government had to act again by raising interest rates by 27 basis points (.27%) during October. While this isn't much, under the circumstances, it demonstrates that China is serious in its efforts to cool growth.

What does this mean for investors? In our view, China's economy is likely to cool at a gradual pace. This should result in growth remaining high on an absolute level and limit the risk of recession. This scenario would be a positive for the markets, since demand from China would remain strong and therefore continue to boost growth throughout the region. Believing the story of China's emergence onto the global economic stage is one that will play out over the next decade, we caution investors not to read too much into swings in short-term market sentiment.

Q:  Against this backdrop, how did the fund perform in comparison with its benchmark and peer group?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 10.32%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.)

The fund's return compares favorably with the 9.81% gain of its benchmark, the MSCI All Country Asia Free (excluding Japan) Index. The fund also finished in the top half of the 60 funds its Lipper peer group — Pacific Ex-Japan Funds — for the one-year period, due primarily to its strong relative performance so far in the 2004 calendar year. (Please see page 4 for complete Class A Lipper rankings information.)

Q:  What factors helped and hurt fund performance?

A:  Looking first at the fund's sector positioning, performance was helped by an underweight in technology stocks, a group that underperformed during the period.2 Early in 2004, we opted to trim the fund's position in the sector on the basis that investor optimism was running too high in light of the fact that analysts were starting to revise their earnings expectations downward. When the group subsequently began to underperform, we benefited from holding a below-market weighting. Now that techs have sold off substantially, we are looking closely for opportunities to build positions in solid companies that we believe have declined to attractive valuation levels.3

2 "Underweight" means a fund holds a lower weighting than the benchmark in a given sector or security. "Overweight" means a fund holds a higher weighting.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Performance was also helped by an overweight in energy stocks, which performed well on the strength of a steady climb in oil prices. Top individual performers in this area were CNOOC, Ltd., a Chinese oil drilling company, and SK Corp., a Korea oil refiner. Other decisions that had a positive impact on performance were our moves to reduce both financial and industrial stocks to underweights heading into the second half of the period.

Detractors from performance included Ssangyong Motor Co. (Korea), which was negatively affected by the weak domestic spending on SUVs; TSMC (Taiwan), a semiconductor (computer chip) company that was hurt by broader tech sector weakness during the second half of the period; and Bangkok Bank PLC(Thailand), which declined on growing investor concerns about the quality of the assets on its books. (As of October 31, 2004, the position in TSMC was sold.)

Q:  Will you discuss the most notable elements of the fund's positioning in terms of country weightings?

A:  The fund is currently underweight in China following our decision to sell some of our winning positions at a profit during the first half of the period. Following the subsequent sell-off in China's stock market, we now are finding a number of stocks that we believe have moved to much more attractive price levels. This is particularly true in the basic materials sector, where we have added Yanzhou Coal Mining Co., Ltd. and Jiangxi Copper to the portfolio.

The fund has moved to an overweight in the Philippines as well, where President Gloria Macapagal Arroyo won a second term in convincing fashion. We view this as a signal that the government will be in a stronger position to sort out its fiscal situation in the months and years ahead. The fund's top holding in the country is Bank of Philippines Island.

Less favorable political developments took place in India and Indonesia, which each saw the ascension of new political leadership. We are holding underweight positions in both countries until we have a chance to assess the direction each government will take. The fund is neutrally weighted in Korea, one of the few Asian countries in which domestic consumption has been disappointing. Consumer debt levels remain high, and this has put a damper on spending among the country's citizens. Nonetheless, we believe Korea is home to selected companies with a global competitive edge that can provide us with good return potential. The fund is now underweight in Malaysia as well, following our decision to book profits in some of the fund's winning positions earlier this year. We believe the majority of stocks in the country, which is one of the mostly richly valued markets in Asia, are too expensive at this juncture.

Q:  What is your broad view of the Asian markets?

A:  A number of positive factors continue to underpin the region's stock markets. Economic growth remains higher in Asia than in the developed world, and rising domestic trends in most countries are showing that the region's economies are maturing (in the sense that they are less reliant on exports). The Asian markets have performed well during the past year and a half, however, and stocks are now more fully valued in relation to other world markets than they have been in some time. In addition, a variety of risks continue to overhang the markets, such as weakness in the US dollar, high oil prices and the possibility that earnings expectations for 2005 could be ratcheted downward.4 We therefore caution investors that the performance of the Asian markets may cool somewhat in the months ahead. Still, we believe the region's long-term prospects remain very favorable, and we are confident that opportunities to invest in fast-growing companies will remain plentiful.

4 A weaker US dollar makes Asian goods more expensive to US consumers and thus could dampen sales volume.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical (Excludes Cash Equivalents)	10/31/04	10/31/03

Korea	26%	24%
Hong Kong	25%	21%
Taiwan	16%	17%
Singapore	11%	8%
India	6%	7%
China	5%	10%
Malaysia	5%	6%
Thailand	3%	5%
Indonesia	2%	2%
Philippines	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

Financials	29%	30%
Information Technology	17%	21%
Industrials	13%	11%
Energy	9%	4%
Telecommunication Services	9%	11%
Materials	8%	6%
Utilities	6%	3%
Consumer Discretionary	5%	8%
Consumer Staples	2%	2%
Other	2%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (31.3% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	7.9%
2. CLP Holdings Ltd. Generator and supplier of electricity	Hong Kong	3.9%
3. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	2.9%
4. CNOOC Ltd. Explores, develops, produces and sells crude oil and natural gas	Hong Kong	2.7%
5. DBS Group Holdings Ltd. Provider of banking and financing services	Singapore	2.4%
6. Chungwha Telecom Co., Ltd. Provides local, domestic and international long distance service	Taiwan	2.4%
7. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	2.3%
8. Hana Bank Provider of commercial and trust banking services	Korea	2.3%
9. SK Corp. Refiner of oil in Korea	Korea	2.3%
10. Mega Financial Holding Co., Ltd. Provider of financial services	Taiwan	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 95.0%
China 4.5%
Guangshen Railway Co., Ltd. "H"	2,602,000	743,858
Jiangxi Copper Co., Ltd. "H"	2,169,000	1,149,573
PetroChina Co., Ltd. "H"	4,204,000	2,201,118
Yanzhou Coal Mining Co., Ltd. "H"	410,000	542,593
(Cost $4,619,073)		4,637,142
Hong Kong 23.9%
Cheung Kong Holdings Ltd.	220,000	1,823,204
China Mobile (Hong Kong) Ltd.	708,000	2,051,317
CLP Holdings Ltd.	693,000	3,980,098
CNOOC Ltd.	5,358,000	2,770,904
Cosco Pacific Ltd.	581,000	1,004,041
First Pacific Co., Ltd.*	2,735,000	746,740
Global Bio-chem Technology Group Co., Ltd.	919,000	732,083
Hang Seng Bank Ltd.	220,700	2,949,094
Henderson Land Development Co., Ltd.	243,000	1,130,232
Hongkong Land Holdings Ltd.	463,000	953,780
Hutchison Whampoa Ltd.	310,200	2,391,366
Lifestyle International Holdings Ltd.*	859,500	1,181,633
Sun Hung Kai Properties Ltd. (REIT)	181,000	1,674,418
Swire Pacific Ltd. "A"	161,000	1,142,908
(Cost $25,382,602)		24,531,818
India 5.4%
Gujarat Ambuja Cements Ltd.	153,470	1,157,584
Infosys Technologies Ltd.	30,050	1,263,644
National Thermal Power*	93,400	127,734
Ranbaxy Laboratories Ltd.	32,615	790,321
Reliance Industries Ltd.	67,011	782,300
State Bank of India	77,544	765,177
Tata Consultancy Services Ltd.	25,076	638,502
(Cost $4,529,612)		5,525,262
Indonesia 1.9%
PT Hanjaya Mandala Sampoerna Tbk	956,500	631,701
PT Telekomunikasi Indonesia "B"	2,736,200	1,310,123
(Cost $1,321,872)		1,941,824
Korea 24.7%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	110,020	1,621,554
Hana Bank	95,120	2,374,814
Hyundai Motor Co., Ltd.	42,100	2,042,010
Korea Exchange Bank*	125,540	835,438
Korea Gas Corp.	66,510	2,025,896
KT&G Corp.	63,200	1,750,067
LG.Philips LCD Co., Ltd. (ADR)*	48,800	661,240
POSCO	12,350	1,847,812
Samsung Electronics Co., Ltd.	20,705	8,128,493
Shinsegae Co., Ltd.	5,700	1,603,841
SK Corp.	45,310	2,367,695
Ssangyong Motor Co.*	27,920	171,336
(Cost $19,261,451)		25,430,196
Malaysia 4.3%
IOI Corp.	280,000	700,000
Sime Darby Bhd.	769,000	1,153,500
Telekom Malaysia Bhd.	500,200	1,513,763
UMW Holdings Bhd.	824,000	1,105,895
(Cost $4,308,020)		4,473,158
Philippines 1.4%
Bank of Philippine Islands	1,710,000	1,473,352
(Cost $1,314,656)
Singapore 10.1%
City Developments Ltd.	337,000	1,276,400
ComfortDelGro Corp., Ltd.	1,389,000	1,194,139
DBS Group Holdings Ltd.	267,000	2,504,103
Keppel Corp.	278,000	1,337,061
Singapore Airlines Ltd.	185,000	1,190,068
Singapore Post Ltd.	1,538,000	744,335
Singapore Telecommunications Ltd.	716,650	1,042,651
United OverSeas Bank Ltd.	134,000	1,087,564
(Cost $8,855,148)		10,376,321
Taiwan 15.5%
Acer, Inc.	817,804	1,195,892
Asustek Computer, Inc.	725,300	1,605,030
AU Optronics Corp.	378,000	402,416
Cathay Financial Holding Co., Ltd.	890,000	1,703,349
China Steel Corp.	1,249,290	1,255,267
Chungwha Telecom Co., Ltd.	1,439,000	2,495,873
EVA Airways Corp.	2,654,000	1,051,600
Far Eastern Textile Ltd.	1,649,941	1,100,290
Mega Financial Holding Co., Ltd.	3,428,280	2,286,203
Nanya Technology Corp.*	1,105,000	793,062
Taiwan Semiconductor Manufacturing Co., Ltd.	1,118,641	1,465,206
Waffer Technology Co., Ltd.	409,400	598,674
(Cost $15,535,194)		15,952,862
Thailand 3.3%
Bangkok Bank PCL (Foreign registered)*	499,500	1,168,279
PTT Public Co., Ltd. (Foreign registered)	296,300	1,227,214
The Siam Cement Public Co., Ltd. (Foreign registered)	180,800	1,013,132
(Cost $2,955,917)		3,408,625
Total Common Stocks (Cost $88,083,545)		97,750,560

Cash Equivalents 2.9%
United States
Scudder Cash Management QP Trust, 1.80% (b) (Cost $2,986,853)	2,986,853	2,986,853
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $91,070,398) (a)	97.9	100,737,413
Other Assets and Liabilities, Net	2.1	2,153,688
Net Assets	100.0	102,891,101

* Non-income producing security.

(a) The cost for federal income tax purposes was $91,377,601. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $9,359,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,773,168 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,413,356.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust.

ADR: American Depositary Receipts.

.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $88,083,545)	$ 97,750,560
Investment in Scudder Cash Management QP Trust (cost $2,986,853)	2,986,853
Total investments in securities, at value (cost $91,070,398)	100,737,413
Foreign currency, at value (cost $1,168,269)	1,177,297
Receivable for investments sold	354,264
Dividends receivable	32,423
Receivable for Fund shares sold	1,219,730
Foreign taxes recoverable	47,142
Other assets	1,125
Total assets	103,569,394
Liabilities
Payable for Fund shares redeemed	188,572
Deferred India taxes payable	116,414
Accrued management fee	70,848
Other accrued expenses and payables	302,459
Total liabilities	678,293
Net assets, at value	$ 102,891,101
Net Assets
Net assets consist of: Undistributed net investment income	526,115
Net unrealized appreciation (depreciation) on: Investments (net of deferred India taxes of $116,414)	9,550,601
Foreign currency related transactions	9,890
Accumulated net realized gain (loss)	(34,083,692)
Paid-in capital	126,888,187
Net assets, at value	$ 102,891,101

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,029,891 ÷ 1,174,487 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 11.95
Maximum offering price per share (100 ÷ 94.25 of $11.95)	$ 12.68

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,802,618 ÷ 325,153 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 11.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,118,504 ÷ 180,884 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 11.71
Class AARP Net Asset Value, offering and redemption price (a) per share ($1,070,576 ÷ 88,902 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.04
Class S Net Asset Value, offering and redemption price (a) per share ($81,869,512 ÷ 6,803,706 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.03

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $409,117)	$ 2,725,877
Interest — Scudder Cash Management QP Trust	27,537
Interest	3,966
Total Income	2,757,380
Expenses: Management fee	886,958
Administrative fee	296,956
Services to shareholders	281,124
Custodian and accounting fees	167,563
Distribution service fees	90,504
Auditing	50,932
Legal	6,848
Directors' fees and expenses	16,572
Reports to shareholders	44,038
Registration fees	33,826
Other	7,169
Total expenses before expense reductions	1,882,490
Expense reductions	(62,961)
Total expenses after expense reductions	1,819,529
Net investment income (loss)	937,851
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of India taxes of $362,596)	16,217,116
Foreign currency related transactions	(213,694)
16,003,422
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred India tax credit of $241,390)	(7,277,816)
Foreign currency related transactions	(3,579)
(7,281,395)
Net gain (loss) on investment transactions	8,722,027
Net increase (decrease) in net assets resulting from operations	$ 9,659,878

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 937,851	$ 871,223
Net realized gain (loss) on investment transactions	16,003,422	5,400,847
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,281,395)	21,093,688
Net increase (decrease) in net assets resulting from operations	9,659,878	27,365,758
Distributions to shareholders from: Net investment income: Class A	(123,320)	—
Class S	(703,831)	—
Class AARP	(3,661)	—
Fund share transactions: Proceeds from shares sold	37,431,234	92,453,076
Reinvestment of distributions	739,280	—
Cost of shares redeemed	(48,567,195)	(92,874,762)
Redemption fees	56,787	39,375
Net increase (decrease) in net assets from Fund share transactions	(10,339,894)	(382,311)
Increase (decrease) in net assets	(1,510,828)	26,983,447
Net assets at beginning of period	104,401,929	77,418,482
Net assets at end of period (including undistributed net investment income of $526,115 and $795,366, respectively)	$ 102,891,101	$ 104,401,929

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.90	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.08	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.04	2.85	.62	(2.00)
Total from investment operations	1.11	2.93	.59	(2.01)
Less distributions from: Net investment income	(.07)	—	—	—
Redemption fees	.01	—***	.01	.01
Net asset value, end of period	$ 11.95	$ 10.90	$ 7.97	$ 7.37
Total Return (%)[c]	10.32[d]	36.76	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	18	7	6
Ratio of expenses before expense reductions (%)	1.89	1.76	1.79	1.80*
Ratio of expenses after expense reductions (%)	1.88	1.76	1.79	1.80*
Ratio of net investment income (loss) (%)	.76	.94	(.33)	(.09)*
Portfolio turnover rate (%)	80	109	77	212

[a] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.69	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.01	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.99	2.80	.62	(2.00)
Total from investment operations	.99	2.81	.52	(2.03)
Redemption fees	.01	—***	.01	.01
Net asset value, end of period	$ 11.69	$ 10.69	$ 7.88	$ 7.35
Total Return (%)[c]	9.35[d]	35.66	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	4
Ratio of expenses before expense reductions (%)	2.83	2.59	2.59	2.61*
Ratio of expenses after expense reductions (%)	2.67	2.59	2.59	2.61*
Ratio of net investment income (loss) (%)	(.04)	.11	(1.13)	(.90)*
Portfolio turnover rate (%)	80	109	77	212

[a] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.70	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[b]	.00***	.02	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.00	2.79	.63	(2.00)
Total from investment operations	1.00	2.81	.53	(2.03)
Redemption fees	.01	—***	.01	.01
Net asset value, end of period	$ 11.71	$ 10.70	$ 7.89	$ 7.35
Total Return (%)[c]	9.44[d]	35.61	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	1
Ratio of expenses before expense reductions (%)	2.79	2.55	2.56	2.57*
Ratio of expenses after expense reductions (%)	2.67	2.55	2.56	2.57*
Ratio of net investment income (loss) (%)	.04	.15	(1.10)	(.86)*
Portfolio turnover rate (%)	80	109	77	212

[a] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 8.01	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.10	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.03	2.87	.63	(2.73)	(.84)
Total from investment operations	1.15	2.97	.62	(2.72)	(.85)
Less distributions from: Net investment income	(.10)	—	—	—	—
Redemption fees	.01	—***	.01	.02	—
Net asset value, end of period	$ 12.04	$ 10.98	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	10.71[d]	37.08	8.54	(26.79)	(7.78)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.388		.167	.064	.002
Ratio of expenses before expense reductions (%)	1.70	1.51	1.51	1.67	1.75*
Ratio of expenses after expense reductions (%)	1.69	1.51	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	.95	1.19	(.05)	.19	(.11)**
Portfolio turnover rate (%)	80	109	77	212	134

[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 8.01	$ 7.38	$ 10.09	$ 11.76
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.10	(.01)	.01	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.02	2.87	.63	(2.74)	(1.55)
Total from investment operations	1.14	2.97	.62	(2.73)	(1.73)
Less distributions from: Net investment income	(.10)	—	—	—	—
Redemption fees	.01	—*	.01	.02	.06
Net asset value, end of period	$ 12.03	$ 10.98	$ 8.01	$ 7.38	$ 10.09
Total Return (%)	10.62[b]	37.08	8.54	(26.86)	(14.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	80	66	65	105
Ratio of expenses before expense reductions (%)	1.71	1.51	1.51	1.67	2.05[c]
Ratio of expenses after expense reductions (%)	1.65	1.51	1.51	1.67	2.03[c]
Ratio of net investment income (loss) (%)	.99	1.19	(.05)	.19	(1.29)
Portfolio turnover rate (%)	80	109	77	212	134

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. Prior to July 12, 2004, the Fund was nondiversified.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $34,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($13,500,000), October 31, 2007 ($70,000), October 31, 2008 ($2,340,000) and October 31, 2009 ($18,090,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 682,639
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (34,000,000)
Net unrealized appreciation (depreciation) on investments	$ 9,385,864

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 830,812	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders prior to December 14, 2002, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $85,527,269 and $97,429,495, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $1,158, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement") the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.70%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004 the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003, through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 45,895
Class B	12,871
Class C	5,216
Class AARP	1,853
Class S	231,121
$ 296,956

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 26,792	$ 1,639	$ 14,293
Class B	13,352	6,145	3,505
Class C	5,812	2,331	1,383
Class AARP	2,106	121	27
Class S	181,944	51,567	65,057
	$ 230,006	$ 61,803	$ 84,265

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $49,947, of which $21,887 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 30,542	$ 2,542
Class C	13,975	1,239
	$ 44,517	$ 3,781

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 31,555	$ 4,684.22%
Class B	9,881	1,503.24%
Class C	4,551	767.24%
	$ 45,987	$ 6,954

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2004 aggregated $7,235, and $113, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $11,760 and $298, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2004, SDI received $2,594.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region and potentially subjecting the fund's shares to greater price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,373,204	$ 16,218,289	3,572,475	$ 34,078,729
Class B	358,420	4,164,866	540,372	4,700,470
Class C	287,344	3,287,466	183,321	1,574,933
Class AARP	89,758	1,076,824	40,117	367,410
Class S	1,079,998	12,683,789	6,170,216	51,731,534
		$ 37,431,234		$ 92,453,076
Shares issued to shareholders in reinvestment of distributions
Class A	6,490	$ 71,780	—	$ —
Class AARP	314	3,491	—	—
Class S	59,693	664,009	—	—
		$ 739,280		$ —
Shares redeemed
Class A	(1,895,386)	$ (21,893,491)	(2,708,161)	$ (26,091,607)
Class B	(412,440)	(4,764,653)	(637,398)	(5,479,062)
Class C	(260,922)	(2,966,840)	(145,243)	(1,218,639)
Class AARP	(36,553)	(428,541)	(25,604)	(221,046)
Class S	(1,610,825)	(18,513,670)	(7,137,596)	(59,864,408)
		$ (48,567,195)		$ (92,874,762)
Redemption fees		$ 56,787		$ 39,375
Net increase (decrease)
Class A	(515,692)	$ (5,603,422)	864,314	$ 7,987,122
Class B	(54,020)	(599,785)	(97,026)	(778,592)
Class C	26,422	320,626	38,078	356,294
Class AARP	53,519	659,142	14,513	149,329
Class S	(471,134)	(5,116,455)	(967,380)	(8,096,464)
		$ (10,339,894)		$ (382,311)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 27, 2004

Tax Information (Unaudited)

The Fund paid foreign taxes of $671,713 and earned $1,313,583 of foreign source income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.08 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended October 31, 2004.

For federal income tax purposes, the Fund designates approximately $1,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	811165-661	811165-653	811165-646
Fund Number	473	673	773

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	173	073
Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER PACIFIC OPPORTUNITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $76,500          $185             $9,600         $0
--------------------------------------------------------------------------------
2003              $77,500         $1,205            $9,200         $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                   $453,907                 $0                    $0
--------------------------------------------------------------------------------
2003                   $662,457               $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004           $9,600                 $0              $1,153,767      $1,163,367
--------------------------------------------------------------------------------
2003           $9,200              $50,000            $4,947,177      $5,006,377
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Pacific Opportunities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Pacific Opportunities Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------